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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2004
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                        1-14896                11-3027591
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)



               445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                      N/A
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         (Former name or former address, if changed since last report.)

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Item 1.01 Entry into a Material Definitive Agreement
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            On December 2, 2004, Network-1 Security Solutions, Inc.
("Network-1") issued a press release announcing that it has entered into a strategic agreement with ThinkFire Services USA, Ltd. ("ThinkFire") pursuant to which ThinkFire will act as worldwide licensing partner for Network-1's remote power patent (U.S. Patent No. 6,218,930) owned by Network-1. A copy of the press release is attached to this Report as Exhibit 99.1 and it is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
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(c)     Exhibits

Exhibit No.    Description

10.1 Master Services Agreement, dated November 30, 2004, between the Registrant and ThinkFire Services USA, Ltd.

99.1 Press Release, dated December 2, 2004, regarding the Registrant's Master Services Agreement with ThinkFire Services USA, Ltd.

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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:  December 2, 2004                      By:  /s/Corey M. Horowitz
                                                   -----------------------------
                                                   Name:  Corey M. Horowitz
                                                   Title: Chairman & Chief
                                                          Executive Officer
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                                 EXHIBIT INDEX

Exhibit No.    Description

10.1 Master Services Agreement, dated November 30, 2004, between the Registrant and ThinkFire Services USA, Ltd.

99.1 Press Release, dated December 2, 2004, regarding the Registrant's Master Services Agreement with ThinkFire Services USA, Ltd.